Intangible Assets	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets	INTANGIBLE ASSETS

		Accumulated	Net Book
($ millions)	Cost	Amortization	Value
2021
Computer software	952	(518)	434
Land, transmission and water rights	941	(154)	787
Other	113	(69)	44
Assets under construction	78	—	78
	2,084	(741)	1,343

2020
Computer software	932	(524)	408
Land, transmission and water rights	898	(142)	756
Other	114	(64)	50
Assets under construction	77	—	77
	2,021	(730)	1,291

Included in the cost of land, transmission and water rights as at December 31, 2021 was $137 million (2020 - $136 million) not subject to amortization. Amortization expense was $136 million for 2021 (2020 - $131 million). Amortization is estimated to average approximately $82 million for each of the next five years.